UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 20, 2012
Date of Report (Date of earliest event reported)

WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-16668	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (302) 792-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN REPORT

Section 8 – Other Events

Item 8.01      Other Events.

On August 20, 2012, the Registrant issued a press release announcing that it has commenced a public offering of Senior Notes due 2019 in an underwritten public offering. The press release is filed as Exhibit 99 hereto and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d)    Exhibits:

        99           Press Release Dated August 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION
Date: August 20, 2012	By:	/s/ Stephen A. Fowle
Stephen A. Fowle Executive Vice President and Chief Financial Officer